POWER OF ATTORNEY

The undersigned trustee of the Industry Leaders Fund, a Delaware trust (the "Trust"), does hereby constitute and appoint Mark S. Kaufmann, Barry F. Sullivan, Gerald P. Sullivan and Travis L. Gering, each of them acting singly, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to be my true, sufficient and lawful attorneys-in-fact, with full power to each of them, to sign for me, in my name and in my capacity as Trustee of the Trust, the Registration Statements on Form N-1A (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), the Securities Act of 1933, as amended (the "1933 Act"), and any and all pre-effective and post-effective amendments to the Registration Statement and any and all other documents, exhibits and papers relating thereto, including such additional or supplemental filings required pursuant thereto or required in connection therewith, and generally to do all such things in my name and on my behalf in the capacities indicated below to enable the Trust to comply with the 1940 Act and the 1933 Act (where applicable) and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying, confirming and approving my signature as it may be signed by said attorneys-in-fact or his substitute or substitutes.

IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument on this 20th day of January, 1999.



/s/ Mark S. Kaufmann
--------------------------------------------------------------------
Mark S. Kaufmann
Trustee

                                POWER OF ATTORNEY

The undersigned trustee of the Industry Leaders Fund, a Delaware trust (the "Trust"), does hereby constitute and appoint Mark S. Kaufmann, Barry F. Sullivan, Gerald P. Sullivan and Travis L. Gering, each of them acting singly, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to be my true, sufficient and lawful attorneys-in-fact, with full power to each of them, to sign for me, in my name and in my capacity as Trustee of the Trust, the Registration Statements on Form N-1A (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), the Securities Act of 1933, as amended (the "1933 Act"), and any and all pre-effective and post-effective amendments to the Registration Statement and any and all other documents, exhibits and papers relating thereto, including such additional or supplemental filings required pursuant thereto or required in connection therewith, and generally to do all such things in my name and on my behalf in the capacities indicated below to enable the Trust to comply with the 1940 Act and the 1933 Act (where applicable) and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying, confirming and approving my signature as it may be signed by said attorneys-in-fact or his substitute or substitutes.

IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument on this 20th day of January, 1999.



/s/ Barry F. Sullivan
--------------------------------------------------------------------
Barry F. Sullivan
Trustee

                                POWER OF ATTORNEY

The undersigned trustee of the Industry Leaders Fund, a Delaware trust (the "Trust"), does hereby constitute and appoint Mark S. Kaufmann, Barry F. Sullivan, Gerald P. Sullivan and Travis L. Gering, each of them acting singly, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to be my true, sufficient and lawful attorneys-in-fact, with full power to each of them, to sign for me, in my name and in my capacity as Trustee of the Trust, the Registration Statements on Form N-1A (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), the Securities Act of 1933, as amended (the "1933 Act"), and any and all pre-effective and post-effective amendments to the Registration Statement and any and all other documents, exhibits and papers relating thereto, including such additional or supplemental filings required pursuant thereto or required in connection therewith, and generally to do all such things in my name and on my behalf in the capacities indicated below to enable the Trust to comply with the 1940 Act and the 1933 Act (where applicable) and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying, confirming and approving my signature as it may be signed by said attorneys-in-fact or his substitute or substitutes.

IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument on this 20th day of January, 1999.



/s/ Seth H. Dubin
--------------------------------------------------------------------
Seth H. Dubin
Trustee

                                POWER OF ATTORNEY

The undersigned trustee of the Industry Leaders Fund, a Delaware trust (the "Trust"), does hereby constitute and appoint Mark S. Kaufmann, Barry F. Sullivan, Gerald P. Sullivan and Travis L. Gering, each of them acting singly, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to be my true, sufficient and lawful attorneys-in-fact, with full power to each of them, to sign for me, in my name and in my capacity as Trustee of the Trust, the Registration Statements on Form N-1A (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), the Securities Act of 1933, as amended (the "1933 Act"), and any and all pre-effective and post-effective amendments to the Registration Statement and any and all other documents, exhibits and papers relating thereto, including such additional or supplemental filings required pursuant thereto or required in connection therewith, and generally to do all such things in my name and on my behalf in the capacities indicated below to enable the Trust to comply with the 1940 Act and the 1933 Act (where applicable) and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying, confirming and approving my signature as it may be signed by said attorneys-in-fact or his substitute or substitutes.

IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument on this 20th day of January, 1999.



/s/ Gerald P. Sullivan
--------------------------------------------------------------------
Gerald P. Sullivan
Trustee

                                POWER OF ATTORNEY

The undersigned trustee of the Industry Leaders Fund, a Delaware trust (the "Trust"), does hereby constitute and appoint Mark S. Kaufmann, Barry F. Sullivan, Gerald P. Sullivan and Travis L. Gering, each of them acting singly, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to be my true, sufficient and lawful attorneys-in-fact, with full power to each of them, to sign for me, in my name and in my capacity as Trustee of the Trust, the Registration Statements on Form N-1A (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), the Securities Act of 1933, as amended (the "1933 Act"), and any and all pre-effective and post-effective amendments to the Registration Statement and any and all other documents, exhibits and papers relating thereto, including such additional or supplemental filings required pursuant thereto or required in connection therewith, and generally to do all such things in my name and on my behalf in the capacities indicated below to enable the Trust to comply with the 1940 Act and the 1933 Act (where applicable) and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying, confirming and approving my signature as it may be signed by said attorneys-in-fact or his substitute or substitutes.

IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument on this 20th day of January, 1999.



/s/ Robert M. Lichten
--------------------------------------------------------------------
Robert M. Lichten
Trustee

                                POWER OF ATTORNEY

The undersigned trustee of the Industry Leaders Fund, a Delaware trust (the "Trust"), does hereby constitute and appoint Mark S. Kaufmann, Barry F. Sullivan, Gerald P. Sullivan and Travis L. Gering, each of them acting singly, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to be my true, sufficient and lawful attorneys-in-fact, with full power to each of them, to sign for me, in my name and in my capacity as Trustee of the Trust, the Registration Statements on Form N-1A (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), the Securities Act of 1933, as amended (the "1933 Act"), and any and all pre-effective and post-effective amendments to the Registration Statement and any and all other documents, exhibits and papers relating thereto, including such additional or supplemental filings required pursuant thereto or required in connection therewith, and generally to do all such things in my name and on my behalf in the capacities indicated below to enable the Trust to comply with the 1940 Act and the 1933 Act (where applicable) and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying, confirming and approving my signature as it may be signed by said attorneys-in-fact or his substitute or substitutes.

IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument on this 20th day of January, 1999.



/s/ Fred B. Tartar
--------------------------------------------------------------------
Fred B. Tartar
Trustee

                                POWER OF ATTORNEY

The undersigned trustee of the Industry Leaders Fund, a Delaware trust (the "Trust"), does hereby constitute and appoint Mark S. Kaufmann, Barry F. Sullivan, Gerald P. Sullivan and Travis L. Gering, each of them acting singly, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to be my true, sufficient and lawful attorneys-in-fact, with full power to each of them, to sign for me, in my name and in my capacity as Trustee of the Trust, the Registration Statements on Form N-1A (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), the Securities Act of 1933, as amended (the "1933 Act"), and any and all pre-effective and post-effective amendments to the Registration Statement and any and all other documents, exhibits and papers relating thereto, including such additional or supplemental filings required pursuant thereto or required in connection therewith, and generally to do all such things in my name and on my behalf in the capacities indicated below to enable the Trust to comply with the 1940 Act and the 1933 Act (where applicable) and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying, confirming and approving my signature as it may be signed by said attorneys-in-fact or his substitute or substitutes.

IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument on this 20th day of January, 1999.



/s/ Thomas J. Volpe
--------------------------------------------------------------------
Thomas J. Volpe
Trustee